UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 3, 2018

KOSMOS ENERGY LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-35167	98-0686001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House 2 Church Street Hamilton, Bermuda		HM 11
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +1 441 295 5950

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported in a Current Report on Form 8-K filed on August 9, 2018 (the “Initial Form 8-K”), pursuant to the Securities Purchase Agreement (the “Purchase Agreement”) dated August 3, 2018 by and among Kosmos Energy Gulf of Mexico, LLC (“Purchaser”), a wholly owned subsidiary of Kosmos Energy Ltd. (“Kosmos” or the “Company”), and certain affiliates of First Reserve Corporation (the sellers under the Purchase Agreement, the “Seller”), Kosmos indirectly acquired 100% of the outstanding equity interests in Deep Gulf Energy companies (“Deep Gulf Energy”) from the Seller (the “Acquisition”). This Form 8-K/A amends the Initial Form 8-K to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial Form 8-K.

Item 8.01	Other Events

In connection with the Acquisition, the Company is filing the December 31, 2017 reports of Ryder Scott Company, L.P. (“Ryder Scott”) and Netherland, Sewell & Associates, Inc. (“Netherland Sewell”), each with respect to estimated oil and gas reserves of certain Deep Gulf Energy entities. Additionally, Kosmos commissioned Ryder Scott to produce an independent engineer reserve report covering Deep Gulf Energy’s reserves as of July 1, 2018, to provide investors a current aggregated view of the Deep Gulf Energy assets based on Kosmos management’s plan for developing and producing them.

Attached as Exhibits 23.4 and 23.5 hereto are the consents of Ryder Scott and Netherland Sewell to the inclusion of such reports in the registration statements of the Company.

Attached as Exhibit 99.8 hereto is the report of Ryder Scott dated September 12, 2018 relating to Deep Gulf Energy LP as of December 31, 2017.

Attached as Exhibit 99.9 hereto is the report of Ryder Scott dated September 12, 2018 relating to Deep Gulf Energy II, LLC as of December 31, 2017.

Attached as Exhibit 99.10 hereto is the report of Ryder Scott dated September 12, 2018 relating to Deep Gulf Energy III, LLC as of December 31, 2017.

Attached as Exhibit 99.11 hereto is the report of Ryder Scott dated September 12, 2018 relating to Deep Gulf Energy III’s Share of Houston Energy Deepwater Ventures V, LLC, as of December 31, 2017.

Attached as Exhibit 99.12 hereto is the report of Netherland Sewell dated September 14, 2018 relating to Deep Gulf Energy II, LLC as of December 31, 2017.

Attached as Exhibit 99.13 hereto is the report of Netherland Sewell dated September 14, 2018 relating to Deep Gulf Energy III, LLC as of December 31, 2017.

Attached as Exhibit 99.14 hereto is the report of Ryder Scott dated September 17, 2018 relating to Deep Gulf Energy LP, Deep Gulf Energy II, LLC, Deep Gulf Energy III, LLC and Deep Gulf Energy III, LLC’s share of Houston Energy Deepwater Ventures V LLC, as of July 1, 2018.

Together, these reports are estimated to cover 100% of proved reserves of Deep Gulf Energy as of December 31, 2017.

Item 9.01	Financial Statements and Exhibits

(a)    Financial Statements of Businesses Acquired.

Attached as Exhibit 99.1 hereto is the audited financial statements as of and for the year ended December 31, 2017 of Deep Gulf Energy LP.

Attached as Exhibit 99.2 hereto are the audited consolidated financial statements as of and for the year ended December 31, 2017 of DGE II Management, LLC and subsidiary.

Attached as Exhibit 99.3 hereto are the audited consolidated financial statements as of and for the year ended December 31, 2017 of DGE III Management, LLC and subsidiaries.

Attached as Exhibit 99.4 hereto are the unaudited interim financial statements as of June 30, 2018 and December 31, 2017 and for the six months ended June 30, 2018 and 2017 of Deep Gulf Energy LP.

Attached as Exhibit 99.5 hereto are the unaudited condensed consolidated interim financial statements as of June 30, 2018 and December 31, 2017 and for the six months ended June 30, 2018 and 2017 of DGE II Management, LLC and subsidiary.

Attached as Exhibit 99.6 hereto are the unaudited condensed consolidated interim financial statements as of June 30, 2018 and December 31, 2017 and for the six months ended June 30, 2018 and 2017 of DGE III Management, LLC and subsidiaries.

(b)    Pro Forma Financial Information.

Attached hereto as Exhibit 99.7 is the unaudited pro forma condensed combined financial statements reflecting the Acquisition as required by this Item 9.01(b). Such financial statements are incorporated by reference into this Item 9.01(b).

Item 9.01                        Financial Statements and Other Exhibits

Exhibit Number	Description of Exhibit
23.1	Consent of Deloitte & Touche LLP (Deep Gulf Energy LP)
23.2	Consent of Deloitte & Touche LLP (DGE II Management, LLC)
23.3	Consent of Deloitte & Touche LLP (DGE III Management, LLC)
23.4	Consent of Ryder Scott Company, L.P.
23.5	Consent of Netherland, Sewell & Associates, Inc.
99.1	Audited financial statements of Deep Gulf Energy LP as of and for the year ended December 31, 2017.
99.2	Audited consolidated financial statements of DGE II Management, LLC and subsidiary as of and for the year ended December 31, 2017.
99.3	Audited consolidated financial statements of DGE III Management, LLC and subsidiaries as of and for the year ended December 31, 2017.
99.4	Unaudited interim financial statements as of June 30, 2018 and December 31, 2017 and for the six months ended June 30, 2018 and 2017 of Deep Gulf Energy LP.
99.5	Unaudited condensed consolidated interim financial statements as of June 30, 2018 and December 31, 2017 and for the six months ended June 30, 2018 and 2017 of DGE II Management, LLC and subsidiary.
99.6	Unaudited condensed consolidated interim financial statements as of June 30, 2018 and December 31, 2017 and for the six months ended June 30, 2018 and 2017 of DGE III Management, LLC and subsidiaries.
99.7	Unaudited pro forma condensed combined financial statements reflecting the Acquisition.
99.8	Report of Ryder Scott Company, L.P. dated September 12, 2018 relating to Deep Gulf Energy LP.
99.9	Report of Ryder Scott Company, L.P. dated September 12, 2018 relating to Deep Gulf Energy II, LLC.
99.10	Report of Ryder Scott Company, L.P. dated September 12, 2018 relating to Deep Gulf Energy III, LLC.
99.11	Report of Ryder Scott Company, L.P. dated September 12, 2018 relating to Deep Gulf Energy III, LLC’s share of Houston Energy Deepwater Ventures V, LLC.
99.12	Report of Netherland, Sewell & Associates, Inc. dated September 14, 2018 relating to Deep Gulf Energy II, LLC.
99.13	Report of Netherland, Sewell & Associates, Inc. dated September 14, 2018 relating to Deep Gulf Energy III, LLC.
99.14	Report of Ryder Scott Company, L.P. dated September 17, 2018 relating to Deep Gulf Energy LP, Deep Gulf Energy II, LLC, Deep Gulf Energy III, LLC and Deep Gulf Energy III, LLC’s share of Houston Energy Deepwater Ventures V, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                 October 5, 2018

KOSMOS ENERGY LTD.

By:	/s/ Thomas P. Chambers
Thomas P. Chambers
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
23.1	Consent of Deloitte & Touche LLP (Deep Gulf Energy LP)
23.2	Consent of Deloitte & Touche LLP (DGE II Management, LLC)
23.3	Consent of Deloitte & Touche LLP (DGE III Management, LLC)
23.4	Consent of Ryder Scott Company, L.P.
23.5	Consent of Netherland, Sewell & Associates, Inc.
99.1	Audited financial statements of Deep Gulf Energy LP as of and for the year ended December 31, 2017.
99.2	Audited consolidated financial statements of DGE II Management, LLC and subsidiary as of and for the year ended December 31, 2017.
99.3	Audited consolidated financial statements of DGE III Management, LLC and subsidiaries as of and for the year ended December 31, 2017.
99.4	Unaudited interim financial statements as of June 30, 2018 and December 31, 2017 and for the six months ended June 30, 2018 and 2017 of Deep Gulf Energy LP.
99.5	Unaudited condensed consolidated interim financial statements as of June 30, 2018 and December 31, 2017 and for the six months ended June 30, 2018 and 2017 of DGE II Management, LLC and subsidiary.
99.6	Unaudited condensed consolidated interim financial statements as of June 30, 2018 and December 31, 2017 and for the six months ended June 30, 2018 and 2017 of DGE III Management, LLC and subsidiaries.
99.7	Unaudited pro forma condensed combined financial statements reflecting the Acquisition.
99.8	Report of Ryder Scott Company, L.P. dated September 12, 2018 relating to Deep Gulf Energy LP.
99.9	Report of Ryder Scott Company, L.P. dated September 12, 2018 relating to Deep Gulf Energy II, LLC.
99.10	Report of Ryder Scott Company, L.P. dated September 12, 2018 relating to Deep Gulf Energy III, LLC.
99.11	Report of Ryder Scott Company, L.P. dated September 12, 2018 relating to Deep Gulf Energy III, LLC’s share of Houston Energy Deepwater Ventures V, LLC.
99.12	Report of Netherland, Sewell & Associates, Inc. dated September 14, 2018 relating to Deep Gulf Energy II, LLC.
99.13	Report of Netherland, Sewell & Associates, Inc. dated September 14, 2018 relating to Deep Gulf Energy III, LLC.
99.14	Report of Ryder Scott Company, L.P. dated September 17, 2018 relating to Deep Gulf Energy LP, Deep Gulf Energy II, LLC, Deep Gulf Energy III, LLC and Deep Gulf Energy III, LLC’s share of Houston Energy Deepwater Ventures V, LLC.